Exhibit 99.1

331 Treble Cove Road North Billerica, MA 01862	800.362.2668 www.lantheus.com

FOR RELEASE 4:02 PM EASTERN

THURSDAY, August 4, 2016

CONTACTS:

Meara Murphy

978-671-8508

Lantheus Holdings, Inc. Reports 2016 Second Quarter Financial Results

Lantheus posts second quarter net income of $7.4 million and Adjusted EBITDA of $21.4 million;

Second quarter worldwide DEFINITY® revenue increased 18% annually

NORTH BILLERICA, Mass., August 4, 2016 – Lantheus Holdings, Inc. (the “Company”) (NASDAQ: LNTH), parent company of Lantheus Medical Imaging, Inc. (“LMI”), a global leader in the development, manufacture and commercialization of innovative diagnostic imaging agents and products, today reported financial results for its second quarter ended June 30, 2016.

The Company’s worldwide revenue for the second quarter of 2016 totaled $78.0 million, representing an increase of 6% as-reported compared to $73.3 million reported for the second quarter of 2015. Second quarter worldwide revenue results reflect continued strong sales of DEFINITY® and stable revenues from the nuclear products portfolio driven by contracts with key radiopharmacy customers.

Net income for the second quarter of 2016 totaled $7.4 million or $0.24 per diluted share, an improvement of $31.8 million compared to a net loss of $24.4 million or $(1.29) per diluted share in the second quarter of 2015. The second quarter net income results also reflect a decrease in the amount of interest expense due to debt refinancing in June of 2015.

The Company’s second quarter 2016 Adjusted EBITDA, as defined in the GAAP to non-GAAP reconciliation provided later in this release, was $21.4 million, or 27.5% of reported revenue, compared to $18.0 million, or 24.5% of reported revenue, in the second quarter of 2015. The increase in Adjusted EBITDA reflects the impact of DEFINITY revenue growth.

Mary Anne Heino, President and CEO commented, “We are very pleased with our second quarter results, which delivered 6% year over year growth and exceeded both our second quarter revenue and Adjusted EBITDA guidance. During the second quarter, we saw continued strong performance of DEFINITY with 18% year over year growth in a competitive ultrasound contrast market and higher than forecasted sales of our nuclear products, demonstrating that our commercial strategy is working.”

Ms. Heino continued, “We are also very pleased to be raising our annual revenue and Adjusted EBITDA guidance which reflects the overall strength of our product portfolio and the firm contracts we have with key nuclear products customers.”

Outlook

The Company is increasing its outlook for worldwide revenue for full year 2016 to a range of $291 million to $295 million. For the third quarter of 2016, the Company expects worldwide revenue in the range of $68 million to $70 million.

The Company is also increasing its outlook for full year 2016 Adjusted EBITDA, as described in the GAAP to non-GAAP reconciliation provided later in this release, to a range of $70 million to $73 million. For the third quarter of 2016, the Company expects Adjusted EBITDA in the range of $14 million to $16 million.

The Company’s guidance for worldwide revenue and Adjusted EBITDA are forward-looking statements. They are subject to various risks and uncertainties that could cause the Company’s actual results to differ materially from the anticipated targets. The anticipated targets are not predictions of the Company’s actual performance. See the cautionary information about forward-looking statements in the “Safe-Harbor Statement” section of this press release.

Internet Posting of Information

The Company routinely posts information that may be important to investors in the “Investor Relations” section of its website at www.lantheus.com. The Company encourages investors and potential investors to consult its website regularly for important information about the Company.

Conference Call and Webcast

As previously announced, the Company will host a conference call starting at 4:30 p.m. (Eastern Time) today. To access the live conference call via telephone, please dial 1-866-498-8390 (U.S. callers) or 1-678-509-7599 (international callers) and provide passcode 47799009. A live audio webcast of the call also will be available on the homepage of the Company’s website at www.lantheus.com.

A replay of the telephone conference call and audio webcast will be available from approximately 8:30 p.m. ET on August 4, 2016 through midnight on August 18, 2016. To access a replay of the conference call, dial 1-855-859-2056 (U.S. callers) or 1-404-537-3406 (international callers), and provide passcode 47799009. A replay of this conference call will also be available in the Investor Relations section of our website located at www.lantheus.com.

The conference call will include a discussion of non-GAAP financial measures. Reference is made to the most directly comparable GAAP financial measures, the reconciliation of the differences between the two financial measures, and the other information included in this press release, our Form 8-K filed with the SEC today, or otherwise available in the Investor Relations section of our website located at www.lantheus.com.

The conference call may include forward-looking statements. See the cautionary information about forward-looking statements in the safe-harbor section of this press release.

About Lantheus Holdings, Inc. and Lantheus Medical Imaging, Inc.

Lantheus Holdings, Inc. is the parent company of LMI, a global leader in the development, manufacture and commercialization of innovative diagnostic imaging agents and products. LMI provides a broad portfolio of products, which are primarily used for the diagnosis of cardiovascular diseases. LMI’s key products include the echocardiography contrast agent DEFINITY® Vial for (Perflutren Lipid Microsphere) Injectable Suspension; TechneLite® (Technetium Tc99m Generator), a technetium-based generator that provides the essential medical isotope used in nuclear medicine procedures; and Xenon (Xenon Xe 133 Gas), an inhaled radiopharmaceutical imaging agent used to evaluate pulmonary function and for imaging the lungs. The Company is headquartered in North Billerica, Massachusetts with offices in Puerto Rico, Canada and Australia. For more information, visit www.lantheus.com.

Non-GAAP Financial Measures

The Company uses non-GAAP financial measures, such as net sales excluding the impact of foreign currency; operating income, as adjusted; net income, as adjusted; Adjusted EBITDA; net income, as adjusted, per diluted share; Adjusted EBITDA per diluted share; and free cash flow. The Company’s management believes that the presentation of these measures provides useful information to investors. These measures may assist investors in evaluating the Company’s operations, period over period. The measures may exclude such items which may be highly variable, difficult to predict and of a size that could have substantial impact on the Company’s reported results of operations for a period. Management uses these and other non-GAAP measures internally for evaluation of the performance of the business, including the allocation of resources and the evaluation of results relative to employee performance compensation targets. Investors should consider these non-GAAP measures only as a supplement to, not as a substitute for or as superior to, measures of financial performance prepared in accordance with GAAP.

Safe Harbor for Forward-Looking and Cautionary Statements

This press release contains “forward-looking statements” as defined under U.S. federal securities laws, including statements about our 2016 outlook. These statements reflect management’s current knowledge, assumptions, beliefs, estimates and expectations and express management’s current view of future performance, results and trends. Forward-looking statements may be identified by their use of terms such as anticipate, believe, confident, could, estimate, expect, intend, may, plan, predict, project, target, will and other similar terms. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to materially differ from those described in the forward-looking statements. Readers are cautioned not to place undue reliance on the forward-looking statements contained herein, which speak only as of the date hereof. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. Risks and uncertainties that could cause our actual results to materially differ from those described in the forward-looking statements are discussed in our filings with the Securities and Exchange Commission (including those described in the Risk Factors section in our Annual Reports on Form 10-K and our Quarterly Reports on Form 10-Q).

– Tables Follow –

Lantheus Holdings, Inc. and subsidiaries

Condensed Consolidated Statements of Operations

(dollars in thousands, except share and per share data – unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Revenues	$77,966	$73,314	$154,440	$148,137
Cost of goods sold	42,215	40,647	84,988	79,701

Gross profit	35,751	32,667	69,452	68,436
Operating expenses
Sales and marketing expenses	9,843	9,229	19,150	18,301
General and administrative expenses	9,238	15,444	18,751	24,567
Research and development expenses	2,608	2,638	5,644	8,834

Total operating expenses	21,689	27,311	43,545	51,702
Gain on sale of assets	117	—	5,945	—

Operating income	14,179	5,356	31,852	16,734
Interest expense, net	(6,978)	(13,876)	(13,996)	(24,499)
Loss on extinguishment of debt	—	(15,528)	—	(15,528)
Other income, net	396	800	454	417

Income (loss) before income taxes	7,597	(23,248)	18,310	(22,876)
Provision for income taxes	247	1,175	637	1,172

Net income (loss)	$7,350	$(24,423)	$17,673	$(24,048)

Net income (loss) per weighted average common share outstanding
Basic and diluted	$0.24	$(1.29)	$0.58	$(1.30)
Weighted average common shares outstanding
Basic	30,377,562	18,898,003	30,372,901	18,489,451
Diluted	30,542,728	18,898,003	30,453,776	18,489,451

Lantheus Holdings, Inc. and subsidiaries

Consolidated Revenue Analysis

(dollars in thousands – unaudited)

	Three Months Ended June 30,			Six Months Ended June 30,
	2016	2015	% change	2016	2015	% change
U.S.
DEFINITY	32,698	27,828	17.5%	63,491	53,010	19.8%
TechneLite	21,643	14,637	47.9%	43,376	32,810	32.2%
Xenon	6,773	12,038	(43.7)%	14,945	25,224	(40.8)%
Other	4,020	3,875	3.7%	8,255	8,001	3.2%

Total U.S.	$65,134	$58,378	11.6%	$130,067	$119,045	9.3%

International
DEFINITY	776	600	29.3%	1,405	1,084	29.6%
TechneLite	3,609	2,725	32.4%	6,712	5,411	24.0%
Xenon	1	10	(90.0)%	3	19	(84.2)%
Other	8,446	11,601	(27.2)%	16,253	22,578	(28.0)%

Total International	$12,832	$14,936	(14.1)%	$24,373	$29,092	(16.2)%

Worldwide
DEFINITY	33,474	28,428	17.8%	64,896	54,094	20.0%
TechneLite	25,252	17,362	45.4%	50,088	38,221	31.0%
Xenon	6,774	12,048	(43.8)%	14,948	25,243	(40.8)%
Other	12,466	15,476	(19.4)%	24,508	30,579	(19.9)%

Total Revenues	$77,966	$73,314	6.3%	$154,440	$148,137	4.3%

Lantheus Holdings, Inc. and subsidiaries

Supplemental Revenue Information

(unaudited)

	June 30, 2016 Quarter to Date Sales Growth/(Decline)
	Domestic As Reported	Int’l Constant Currency	Int’l As Reported	Total Constant Currency	Total As Reported
Products
DEFINITY	17.5%	35.3%	29.3%	17.9%	17.8%
TechneLite	47.9%	38.1%	32.4%	46.3%	45.4%
Xenon	(43.7)%	(90.0)%	(90.0)%	(43.7)%	(43.8)%
Other	3.7%	(26.6)%	(27.2)%	(19.0)%	(19.4)%

Total Revenues	11.6%	(12.4)%	(14.1)%	6.7%	6.3%

	June 30, 2016 Year to Date Sales Growth/(Decline)
	Domestic As Reported	Int’l Constant Currency	Int’l As Reported	Total Constant Currency	Total As Reported
Products
DEFINITY	19.8%	38.7%	29.6%	20.2%	20.0%
TechneLite	32.2%	32.5%	24.0%	32.2%	31.0%
Xenon	(40.8)%	(84.2)%	(84.2)%	(40.8)%	(40.8)%
Other	3.2%	(26.0)%	(28.0)%	(18.3)%	(19.9)%

Total Revenues	9.3%	(12.7)%	(16.2)%	4.9%	4.3%

Lantheus Holdings, Inc. and subsidiaries

Reconciliation of Revenues to Revenues Excluding the Impact of Foreign Currency

(dollars in thousands – unaudited)

	Three Months Ended June 30, 2016		Six Months Ended June 30, 2016
	International Net Sales	Total Net Sales	International Net Sales	Total Net Sales
Net sales, as reported	$12,832	$77,966	$24,373	$154,440
Currency impact as compared to prior period	256	256	1,021	1,021

Net sales, excluding the impact of foreign currency	$13,088	$78,222	$25,394	$155,461

Lantheus Holdings, Inc. and subsidiaries

Reconciliations of As Reported Results to Non-GAAP Financial Measures

(dollars in thousands, except share and per share data – unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Operating Income
Operating Income, as reported	$14,179	$5,356	$31,852	$16,734
Reconciling items impacting Operating Income:
Campus Consolidation Costs	—	—	—	3,630
Sponsor Termination Costs	—	6,527	—	6,527
Gain on Sale of Assets	(117)	—	(5,945)	—

Operating income, as adjusted	$14,062	$11,883	$25,907	$26,891

Operating Income, as adjusted, as a percentage of net sales	18.0%	16.2%	16.8%	18.2%

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Net income (loss)
Net income (loss), as reported	$7,350	$(24,423)	$17,673	$(24,048)
Reconciling items impacting Gross Profit:
Campus Consolidation Costs	—	—	—	77
Reconciling items impacting Operating Expenses:
Campus Consolidation Costs	—	—	—	3,553
Sponsor Termination Costs	—	6,527	—	6,527
Gain on Sale of Assets	(117)	—	(5,945)	—
Reconciling items impacting Non-operating Expenses:
Loss on Debt Extinguishment	—	15,528	—	15,528
Interest Upon Redemption of Senior Notes	—	3,250	—	3,250

Net income, as adjusted	$7,233	$882	$11,728	$4,887

Net income, as adjusted, as a percentage of net sales	9.3%	1.2%	7.6%	3.3%

Net income, as adjusted, per weighted average common share outstanding
Basic	$0.24	$0.05	$0.39	$0.26
Diluted	$0.24	$0.05	$0.39	$0.26
Weighted average common shares outstanding
Basic	30,377,562	18,898,003	30,372,901	18,489,451
Diluted	30,542,728	19,259,161	30,453,776	18,843,088

Lantheus Holdings, Inc. and subsidiaries

Reconciliation of As Reported Results to Non-GAAP Financial Measures

(dollars in thousands – unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
EBITDA
Net income (loss), as reported	$7,350	$(24,423)	$17,673	$(24,048)
Interest expense, net	6,978	13,876	13,996	24,499
Provision for income taxes	107	394	201	395
Depreciation	2,222	2,021	4,229	7,709
Amortization of intangible assets	2,089	1,894	4,195	3,790

EBITDA	18,746	(6,238)	40,294	12,345
Reconciling items impacting
EBITDA:
Stock and incentive plan compensation	916	656	1,488	933
Legal fees relating to business	5	46		63
interruption claim			9
Asset write-off	349	371	846	551
Severance and recruiting costs	762	122	1,431	219
Sponsor fee and other	—	6,747	—	7,318
Extinguishment of debt	—	15,528	—	15,528
Gain on sale of assets	(117)	—	(5,945)	—
New manufacturer costs	746	753	1,646	1,615

Adjusted EBITDA	$21,407	$17,985	$39,769	$38,572

Adjusted EBITDA as a percentage of net sales	27.5%	24.5%	25.8%	26.0%

Lantheus Holdings, Inc. and subsidiaries

Reconciliation of Free Cash Flow

(dollars in thousands – unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2015
Net cash provided by (used in) operating activities	$17,635	$(11,438)	$21,415	$3,719
Capital expenditures	(736)	(2,614)	(2,388)	(6,112)

Free cash flow	$16,899	$(14,052)	$19,027	$(2,393)

Lantheus Holdings, Inc. and subsidiaries

Condensed Consolidated Balance Sheets

(dollars in thousands – unaudited)

	June 30, 2016	December 31, 2015
Assets
Current assets:
Cash and cash equivalents	$54,851	$28,596
Accounts receivable, net	39,457	37,293
Inventory	14,433	15,622
Other current assets	4,282	3,851
Assets held for sale	—	4,644

Total current assets	113,023	90,006
Property, plant and equipment, net	84,422	86,517
Capitalized software development costs, net	8,121	9,137
Intangibles, net	17,949	20,496
Goodwill	15,714	15,714
Other long-term assets	20,038	20,509

Total assets	$259,267	$242,379

Liabilities and stockholders’ deficit
Current liabilities:
Current portion of long-term debt	$3,650	$3,650
Line of credit	—	—
Accounts payable	12,778	11,657
Accrued expenses and other liabilities	17,664	18,502
Liabilities held for sale	—	1,715

Total current liabilities	34,092	35,524
Asset retirement obligation	8,650	8,145
Long-term debt, net	348,838	349,858
Other long-term liabilities	34,055	34,141

Total liabilities	425,635	427,668

Stockholders’ deficit	(166,368)	(185,289)

Total liabilities and stockholders’ deficit	$259,267	$242,379

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